UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 9, 2006

FURIO RESOURCES INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-50931

(Commission File Number)

33-1086828

(IRS Employer Identification No.)

Suite 1802, 888 Pacific Street, Vancouver, British Columbia, V6Z 2S6, Canada

(Address of principal executive offices and Zip Code)

(604) 619-6328

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On April 27, 2006 we entered into an agreement with Aurelio Resource Inc. to acquire all of the issued and outstanding shares of Aurelio, a privately-owned corporation engaged in mineral exploration.

On June 9, 2006 entered into a letter agreement amending the terms of the April 27, 2006 agreement. Pursuant to the amendment, we will acquire only the assets of Aurelio Resource Inc. The closing of the transaction is now set to occur on or about July 14, 2006.

Item 9.01.	Financial Statements and Exhibits.
10.1	Agreement dated April 27, 2006 between Furio Resources Inc. and Aurelio Resources Inc., incorporated by reference to our Current Report on Form 8-K filed on May 2, 2006.
10.2*	Letter Agreement dated June 9, 2006
99.1	News release dated May 2, 2006, , incorporated by reference to our Current Report on Form 8-K filed on May 2, 2006.

* filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FURIO RESOURCES INC.

/s/ Paul Fong

By: Paul Fong

President

Date: June 14, 2006